                                ESCROW AGREEMENT


     THIS ESCROW AGREEMENT is made this 12th day of June, 1996, by and among THE FOREFRONT GROUP, INC., a Delaware corporation ("Purchaser"), BOOKMAKER CORPORATION, a California corporation ("Seller Corp."), MARTIN MAZNER, HAL SCHECTMAN, and CHRIS KIRKPATRICK, all individuals being residents of California (the "Shareholders") (Seller Corp. and Shareholders are sometimes herein collectively referred to as the "Sellers"), and TEXAS COMMERCE BANK, N.A., a national banking corporation having an office at Houston, Texas, in its capacity as escrow agent hereunder ("Escrow Agent"). Except as otherwise expressly defined herein, each term used herein with its initial letter capitalized that has been defined in the Purchase Agreement (as defined below) shall have the same meaning herein as ascribed to it in the Purchase Agreement.

                                  WITNESSETH:
                                  -----------

     WHEREAS, Purchaser and the Sellers are parties to an Asset Purchase Agreement dated June 12, 1996 (the "Purchase Agreement"), pursuant to which Purchaser has agreed to purchase substantially all of the assets of Seller Corp.; Section 1.4(b) of the Purchase Agreement provides that the Purchaser shall deliver a portion of the Purchase Price equal to the Earnout Shares to the Escrow Agent; Section 1.4(a) and Article VI of the Purchase Agreement provide that the Purchaser deliver a portion of the Purchase Price equal to the Escrow Shares to the Escrow Agent; the purpose of this Escrow Agreement and the creation of the Escrow Funds (as defined in Section 1 hereof) is to provide the terms under which such Earnout Shares and Escrow Shares shall be released to Sellers or returned to Purchaser and other terms relating thereto.

     NOW THEREFORE, FOR AND IN CONSIDERATION of the mutual covenants and agreements herein set forth, the parties hereto agree as follows:

     1.  Terms of Escrow.  (a) Purchaser, on behalf of the Sellers, herewith
         ---------------
deposits with the Escrow Agent, and the Escrow Agent hereby acknowledges receipt of, a stock certificate representing that number of shares (the "Fixed Earnout Shares") of Purchaser Common Stock equal to 115,129 shares; a stock certificate representing that number of shares of Purchaser Common Stock equal to 84,133 shares (the "Variable Earnout Shares"); and a stock certificate representing that number of shares (the "Escrow Shares") of Purchaser Common Stock equal to 24,837 shares. The Fixed Earnout Shares and the Variable Earnout Shares are sometimes hereinafter collectively referred to as the "Earnout Shares." The Earnout Shares and Escrow Shares and all income and proceeds therefrom shall constitute the escrow funds (the "Escrow Funds"), which shall be held and dealt with by the Escrow Agent in accordance with the terms and conditions of this Escrow Agreement.

   (b) On or before March 30, 1997 and March 30, 1998, Purchaser shall deliver to the Escrow Agent and Sellers or their assigns a certificate (the "Certificate"), executed by the Chief Executive Officer and the Chief Financial Officer of the Company, representing the number of Earnout Shares which Sellers shall have earned for the period from the Closing Date through December 31, 1996 and for calendar year 1997, respectively, (each, an "Earnout Period") pursuant to the terms of Section 1.3(b) of the Purchase Agreement, and which Certificate shall provide a detailed analysis of the basis for such determination. Within thirty (30) days of receipt of such Certificate for an Earnout Period the Escrow Agent shall deliver to Seller Corp. that portion of the Earnout Shares as is designated in each such Certificate, together with any dividends which are in the possession of the Escrow Agent and which are applicable to such Earnout Shares being delivered to the Seller Corp. Any Earnout Shares for any Earnout Period which have not been delivered to the Seller Corp. shall be delivered to Purchaser by May 1 following the conclusion of such Earnout Period, together with any dividends applicable thereto, and Sellers shall have no further interest therein, unless Sellers, Seller Corp. or their assigns or representative, have delivered to the Escrow Agent and Purchaser, on or before such date, written notice of a disagreement with the conclusions set out in the Certificate for such Earnout Period and a demand for arbitration pursuant to
Section 2 of this Agreement. In the event Sellers deliver any such written notice provided for in the above sentence, the Escrow Agent shall hold all Escrow Funds pending the determination of the arbitration provided in Section 2 below.

     (c) In the event that an Indemnitee determines, in good faith, that an event has occurred which gives rise to a claim for Damages (together, a "Claim"), and if such Indemnitee intends to seek indemnity with respect thereto under Article VI of the Purchase Agreement, the Indemnitee shall notify Sellers or their assigns and the Escrow Agent of such Claim in writing. Such notice (the "Notice") must be given no later than sixty (60) days after the assertion or determination of such Claim but in no event after the expiration of the Escrow Period. Indemnitee shall include in its Notice to Sellers the basis for the Claim, the amount of the resulting Damages and the number of Escrow Shares which it determines is necessary in order to satisfy such Damages. For purposes of determining the number of Escrow Shares to be returned to Purchaser and canceled, Sellers and Purchaser agree to use the Closing Stock Price regardless of the actual fair market value of the Purchaser Common Stock at the time of such determination hereunder. If any Seller wishes to dispute the validity of any Claim or the amount of Damages for any Claim, it must give Purchaser and the Escrow Agent written notice of such dispute and the basis therefore, within thirty (30) days of receiving the Indemnitee's Notice.
Escrow Agent shall deliver to Purchaser, for cancellation, that number of Escrow Shares as identified in the Notice from the Indemnitee within thirty (30) days of receipt thereof, unless it has received written notice from Seller Corp. or its assigns of a dispute as provided above. Any Escrow Shares held by the Escrow Agent at the expiration of the Escrow Period which have not been applied against any Damages as provided herein, or which do not represent Damages for Claims whose validity or amount is still in dispute, shall be delivered to Seller Corp. promptly following the expiration of the Escrow Period. Any Escrow Shares withheld pending resolution of a dispute, shall be delivered or retained and canceled, as may be determined, upon final resolution of the dispute.

     (d) In the event that the Escrow Agent is provided written notice by Seller Corp. of the dissolution or pending dissolution of Seller Corp. together with a list of each stockholder of Seller Corp. entitled to receive Escrow Funds and each such stockholder's respective pro rata ownership interest (a "Liquidation Notice"), then the Escrow Agent shall, in lieu of delivering the Escrow Funds to Seller Corp., deliver such Escrow Funds pursuant to the instructions set forth in the Liquidation Notice.

     (e) Seller Corp. or its assigns shall be entitled to direct the voting of all of the Earnout Shares and Escrow Shares held by the Escrow Agent, and the Escrow Agent agrees to vote such Earnout Shares and Escrow Shares in accordance with the written directions of Seller Corp., or in the event that written notice of the dissolution of Seller Corp. is provided to the Escrow Agent, pursuant to the instructions set forth in the Liquidation Notice. All cash funds held by the Escrow Agent shall be invested by the Escrow Agent in accordance with the directives received from time to time set forth in a written document signed by the Purchaser and the Sellers and delivered to the Escrow Agent and all such investments shall be issued in the joint names of the Purchaser and Seller Corp. or its assigns. Absent any such written directives, the Escrow Agent shall hold the Earnout Shares and Escrow Shares included in the Escrow Funds and shall invest all other assets included in the Escrow Funds in direct obligations of the United States of America and any of its instrumentalities, which are hereby authorized and approved by Purchaser, Seller Corp. and the Shareholders (absent written directive to the contrary as contemplated in the preceding sentence). The Escrow Agent is hereby authorized and directed by Purchaser, Seller Corp. and the Shareholders to liquidate from time to time any investment or investments in order to make any distributions required by this Escrow Agreement, notwithstanding any economic consequences of liquidating such investment prior to its maturity.

     2.  Arbitration.  In the event that Sellers, Seller Corp. or their assigns
         -----------
or representatives provide written notice to the Purchaser and the Escrow Agent of their dispute with the information provided in the Certificate as provided in
Section 1(b) or the Notice required in Section 1(c), such contested matter shall be settled by arbitration in Houston, Texas (unless Purchaser and the Sellers agree upon another location) before three arbitrators in accordance with the rules then in effect of the American Arbitration Association. Seller Corp. or its assigns and the Purchaser shall each, within 14 days from the date of the relevant Sellers' notice pursuant to Section 1(b) or 1(c) hereof, designate one arbitrator and such designated arbitrators shall mutually agree on, and shall designate, a third arbitrator; provided, however, that, failing such agreement within 30 days after their appointment, the third arbitrator shall be named by the American Arbitration Association. Purchaser and Seller Corp. or its assigns shall pay the fees and expenses of their respectively designated arbitrators and shall bear equally the fees and expenses of the third arbitrator. The written final decision of the majority of the arbitrators shall be furnished to the Purchaser, Seller Corp. or its assigns and the Escrow Agent in writing and shall constitute a conclusive determination of the contested claim in question, binding upon the Purchaser, Seller Corp. or its assigns and the Escrow Agent and shall not be contested by any of them.

     3.  Rights of Escrow Agent.
         ----------------------

     (a) The Escrow Agent undertakes to perform only such duties as are expressly set forth herein, and shall not be required to refer to the Purchase Agreement or take any other action with respect to any other matter which might arise in connection with the Escrow Fund in carrying out its duties hereunder. The Escrow Agent has no duty to determine or inquire into any happening or occurrence or any performance or failure of performance of Purchaser or any Seller. The Escrow Agent is not responsible in any manner for the sufficiency, correctness, genuineness or validity of any of the documents, certificates, instruments or notices deposited with the Escrow Agent pursuant to this Escrow Agreement or for the form or execution thereof, or for the identity or authority of any person executing or depositing the same.

     (b) The Escrow Agent may rely, and shall be protected in acting or refraining from acting, upon any written notice, instruction, certificates or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties, provided that, as set forth below, any modification of this Escrow Agreement shall be signed by all of the parties hereto or their respective assigns. Purchaser and each Seller shall indemnify the Escrow Agent against and in respect of any and all direct or indirect damages, claims, losses, liabilities and expenses (including without limitation, attorneys' fees) incurred by the Escrow Agent which may arise out of or result from any false or incorrect notice, certificate or other communication delivered pursuant to this Escrow Agreement by such party.

     (c) In the event of any disagreement or controversy arising under this Escrow Agreement or if conflicting demands or notices are made upon the Escrow Agent growing out of or relating to this Escrow Agreement or in the event the Escrow Agent in good faith is in doubt as to what action it should take hereunder, the Escrow Agent shall have the right, at its election, to (1) withhold and cease all further proceedings under, and performance of, this Escrow Agreement, and of all instructions received hereunder, and resign as Escrow Agent effective upon the appointment of a successor Escrow Agent by the Purchaser and the Sellers (as contemplated by Section 3(e) below), or (ii) file a suit in interpleader and obtain an order from a court of competent jurisdiction requiring all parties involved to interplead and litigate in such court their claims and rights among themselves and with the Escrow Agent. The foregoing remedies shall be in addition to any other remedies available to the Escrow Agent provided by law. Should any suit or legal proceeding be instituted growing out of or related to this Escrow Agreement, whether such suit be initiated by the Escrow Agent or others, the Escrow Agent shall have the right, at its option, to cease all further proceedings under, and performance of, this Escrow Agreement, and of all instructions received hereunder, until all differences and doubts have been resolved by agreement or until the rights of all parties shall have been fully and finally adjudicated.

     (d) Purchaser and the Sellers hereby agree, jointly and severally, to indemnify the Escrow Agent for, and to hold it harmless against, any loss, liability or expense (including, without limitation, attorneys' fees) incurred by it without gross negligence or bad faith on its part arising out of or in connection with its entering into this Escrow Agreement and the carrying out of its duties hereunder, including the costs and expenses of defending itself against any claim of liability hereunder or in connection therewith. The Escrow Agent may consult with counsel of its own choice as to any matters arising hereunder, and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

     (e) The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving notice of such resignation to Purchaser, Seller Corp. or its assigns and the Sellers, specifying the date upon which such resignation shall take effect, which shall be at least 30 days after the date of such notice. Purchaser and Seller Corp. or its assigns, together, shall have the right to terminate the appointment of the Escrow Agent hereunder by giving to it notice of such termination specifying the date upon which such termination shall take effect, which shall be at least 30 days after the date of such notice. In either such event, Purchaser and Seller Corp. hereby agree to mutually designate a successor Escrow Agent, and the parties hereto agree that, upon demand of such successor Escrow Agent, all property in the Escrow Fund shall be turned over and delivered to such successor Escrow Agent, which shall, thereupon, be bound by all of the provisions hereof. In the event the Escrow Agent does not receive notice of the banking or other institution which has been designated as successor escrow agent within 30 days after the Escrow Agent's resignation or termination hereunder, the Escrow Agent shall have no further duties or obligations hereunder, and may (but shall in no event be required), at its option and election, (i) tender the Escrow Funds to a court of competent jurisdiction for disposition in such manner as such court shall determine, (ii) petition any court of competent jurisdiction for the appointment of a successor escrow agent or for such other relief or action as may effectuate the Escrow Agent's resignation and termination of its rights, duties and obligations hereunder, or (iii) take any other action it deems appropriate to terminate its rights, duties and obligations hereunder. Purchaser and the Sellers shall indemnify the Escrow Agent for, and hold it harmless against, all losses, costs, liabilities, damages or expenses incurred by it in connection with its resignation as Escrow Agent or its termination in such capacity and its transfer and delivery of the Escrow Funds to any successor escrow agent.

     (f) Purchaser hereby agrees to pay to the Escrow Agent reasonable compensation for the services to be rendered by it hereunder and to pay or to reimburse the Escrow Agent for all expenses, disbursements and advances (including reasonable attorneys' fees) incurred or made by it in connection with its joining this Escrow Agreement and with the carrying out of its duties hereunder. The Escrow Agent's annual administration fee as in effect on the date hereof is $3,000.00. The Escrow Agent acknowledges receipt of the initial annual administration fee on the date hereof. Annual administration fees thereafter shall be paid on the first day of each year during the term hereof, commencing on June 12, 1997 or if not a business day, then, on the first business day thereafter, and reimbursements for such expenses, disbursements and advances shall be paid within 20 days after an invoice therefor is delivered by the Escrow Agent to Purchaser. If any property or sums held hereunder is at any time attached, garnished, or levied upon under any court order or by federal, state or local taxing authorities, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any of such events, the Escrow Agent is authorized to rely upon and comply with any such order, writ, levy, judgment or decree which it is advised by legal counsel of its own choosing is binding upon it; and if it complies with any such order, writ, levy, judgment or decree, it shall not be liable to any of the parties hereto, or any other person, firm or corporation, by reason of such compliance even though such order, writ, levy, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated. Without waiving any of its rights hereunder, the Escrow Agent shall, at the time of service, notify Purchaser, Seller Corp. and the Shareholders that it has been served with such order, writ, levy, judgment or decree.

     4.  Termination.  This Escrow Agreement shall terminate on the date the
         -----------
Escrow Agent no longer holds any Escrow Funds hereunder. Prior to such date, this Escrow Agreement may be amended or terminated only by an instrument in writing duly executed by the Sellers and Purchaser and delivered to the Escrow Agent; provided, however, that the duties, liabilities and obligations of the Escrow Agent shall not be increased or modified without its written consent. Escrow Agent shall not be responsible to solicit any documents or notices referred to in this Escrow Agreement.

     5.  Discharge.  In the event that Purchaser and the Sellers desire to
         ---------
choose another Escrow Agent, the successor Escrow Agent shall be chosen by Purchaser and Seller Corp. or its assigns by mutual agreement. Any successor Escrow Agent hereunder shall have all the rights, title, privileges, duties, obligations and protection of the original Escrow Agent hereunder.

     6.  Notices.
         -------

     (a) Any notice to be given or other communication to be delivered hereunder to Seller Corp., the Shareholders or Purchaser, shall be given in writing and shall be deemed to have been given or delivered, as the case may be, when mailed in the United States Post Office by express, registered or certified mail, postage prepaid, to such party at its address first set forth above and, in the case of Purchaser, to the attention of David Sikora, President, and, in the case of Seller Corp., to the attention of Martin Mazner and, in the case of Shareholders to the address on the signature pages hereof. Any party may change the address to which notices are sent in the manner herein provided for giving notice.

     (b) Any notice or directions to be given or other communications to be delivered to the Escrow Agent shall be in writing, shall either be hand-delivered or sent by registered or certified mail and shall be deemed to have been given or delivered, as the case may be, only when actually received by the Trust Administration office of the Escrow Agent. All such notices, directions and communications to the Escrow Agent shall be addressed as follows:

                       TEXAS COMMERCE BANK, N.A.
                       600 Travis Street, Suite 1150
                       Houston, Texas 77002
                       Attention: Corporate Trust, Escrow Section - Mona Rodgers
                       Fax: (713) 216-5476

     7.  Sellers.  Any notice to be given or action to be taken hereunder on the
         -------
part of the Sellers (including any amendment of this Agreement) shall be binding on all the Sellers if given or taken by all of them or, if applicable, their respective successors and assigns. If Seller Corp. is dissolved during the term of this Agreement, then any notice to be given or action to be taken hereunder on the part of the Sellers may be taken by all the Shareholders or, if applicable, their respective successors and assigns.

     8.  Binding Effect.  This Escrow Agreement shall be binding upon and inure
         --------------
to the benefit of the parties hereto and their respective legal representatives, heirs, distributees, successors and assigns.

     9.  Counterparts.  This Escrow Agreement may be executed in more than one
         ------------
counterpart, each of which shall be deemed to be an original and all of which shall constitute but one and the same instrument.

     10.  Governing Law; Cumulative Rights.  This Escrow Agreement shall be
          --------------------------------
construed under, and governed by, the laws of the State of Texas, excluding, however, (a) its choice of law rules and (b) the portions of the Texas Trust Code Sec. 111.001, et seq. of the Texas Property Code concerning fiduciary duties and liabilities of trustees. All of Escrow Agent's rights hereunder are cumulative of any other rights it may have at law, in equity or otherwise. The parties hereto agree that the forum for resolution of any dispute arising under this Escrow Agreement shall be Harris County, Texas, and each of the Sellers and the Purchaser hereby consents, and submits itself, to the jurisdiction of any state or federal court sitting in Harris County, Texas.

     11.  Tax Matters.  Each of the Purchaser and Sellers shall provide Escrow
          -----------
Agent with its taxpayer identification number documented by an appropriate Form W8 or Form W9 upon execution of this Escrow Agreement. Failure so to provide such forms may prevent or delay disbursements from the Escrow Funds and may also result in the assessment of a penalty and Escrow Agent's being required to withhold tax on any interest or other income earned on the Escrow Funds. Any payments of income shall be subject to applicable withholding regulations then in force in the United States or any other jurisdiction, as applicable.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written.


                              THE FOREFRONT GROUP, INC.

                              By:
                              Name:
                              Title:


                              BOOKMAKER CORPORATION

                              By:
                              Name:
                              Title:



                              Martin Mazner
                                   Address:



                              Hal Schectman
                                    Address:


                           Chris Kirkpatrick
                                    Address:



                           TEXAS COMMERCE BANK, N.A.

                           By:
                           Name:
                           Title: